                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)      March 15, 2005
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                       000-26534               13-3671221
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(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)          Identification No.)

     4 Science Park, New Haven, CT                              06511
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act

Section 2 - Financial Information.

Item 2.02. Results of Operations and Financial Condition.

      On March 15, 2005, the Registrant issued a press release reporting its financial results for the fourth quarter and the year ended December 31, 2004. A copy of that press release is being furnished to the Securities and Exchange
Commission pursuant to this Item 2.02 of Form 8-K and is attached hereto as
Exhibit 99.1.

Section 9 - Financial Statements and Exhibits.

Item 9.01(c)  Exhibits.

         Exhibit 99.1 Press release dated March 15, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VION PHARMACEUTICALS, INC.

Date: March 15, 2005               By:   /s/ Howard B. Johnson
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                                   Name: Howard B. Johnson
                                   Title: President and Chief Financial Officer

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                                  EXHIBIT INDEX

99.1.    Press release dated March 15, 2005.

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